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                                                                   Exhibit 10.11

                   SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Second Amendment to Employment Agreement (the "Amendment"), dated as of the 27/th/ day of September, 2001 by and between COMFORCE Corporation ("COMFORCE") a Delaware corporation, and COMFORCE Operating, Inc. ("COI"), a Delaware corporation that is wholly-owned by COMFORCE (COMFORCE and COI are collectively referred to as the "Employer"), and Harry V. Maccarrone, a resident of the State of New York ("Employee").

     WHEREAS, the parties entered into an Employment Agreement dated as of January 1, 1999, pursuant to which Employer formalized the terms upon which Employee is employed by Employer, which Employment Agreement was previously amended as of January 23, 2001 (as amended, the "Employment Agreement"); and

     WHEREAS, the parties desire to further amend the Employment Agreement as herein provided.

     NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 2 of the Employment Agreement is hereby amended by changing the Initial Termination Date therein from December 31, 2003 to December 31, 2005.

     2. All other provisions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above mentioned.

                                   COMFORCE CORPORATION

                                   By:_______________________________
                                      Its:

                                   COMFORCE OPERATING, INC.

                                   By:_______________________________
                                      Its:

                                   EMPLOYEE

                                   __________________________________
                                   Harry V. Maccarrone